IMMULABS CORPORATION

                                Filing Type: 8-K
                           Description: Current Report
                         Filing Date: December 16, 2002
                          Period End: December 12, 2002

            Primary Exchange: Over the Counter Includes OTC and OTCBB
                                  Ticker: IMLB












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                                Table of Contents

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                                       8-K

ITEM 5.........................................................................1






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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 5, 2002


                              IMMULABS CORPORATION
             (Exact name of registrant as specified in its charter)



         Colorado                     0-26760                    84-1286065
 (State of Incorporation)          (Commission               (I.R.S   Employer
                                   File Number)              Identification No.)


              Suite 132-3495 Cambie St. Vancouver BC Canada V5Z 4R3
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code      (604) 696-0073





         (Former name, former address and former fiscal year,
                         if changed since last report.)

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ITEM 5.  OTHER EVENTS.

         The Company is in dispute over the purchase of a shuttle bus in 1998. The owners of the bus lost the vehicle in bankruptcy and are looking to recoup $97,508.58 due to their losses, however, the title of the bus was never transferred to the Company and the Company is looking to recoup some $15,000 in payments made towards the purchase. The Company is now relying on former directors of the Company as well as the estate of the Company's former attorney to cover the costs. These parties have signed a Hold Harmless Agreement indemnifying the Company from any costs arising from this matter.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Date: December 16, 2002

                                       IMMULABS CORPORATION








                                       By: /s/ Ben Traub
                                          ------------------
                                          Ben Traub
                                          President








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